Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lawson Software, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stefan B. Schulz, Acting Chief Financial Officer, Senior Vice President and Global Controller, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEFAN B. SCHULZ
Stefan B. Schulz Acting Chief Financial Officer, Senior Vice President and Global Controller
October 10, 2006